UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 4/28/2026

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38481

MO	43-0903811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1010 Grand Blvd., Kansas City, MO 64106

(Address of principal executive offices, including zip code)

(816) 860-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The NASDAQ Global Select Market
Depositary Shares, each representing 1/400th interest in a share of 7.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock Series B	UMBFO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of the Company was held on April 28, 2026 (the “Annual Meeting”). As of the record date, there were a total of 76,136,588 shares outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 70,379,421 shares were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Board of Directors to a vote of the shareholders:

1. Election of 14 directors to hold office until the 2027 annual meeting of shareholders. The nominees for the directorships received the following votes:

Director	For	Against	Abstain	Broker Non-Votes
Robin C. Beery	63,360,895	1,672,391	116,542	5,229,592
Janine A. Davidson	64,083,947	871,210	194,671	5,229,592
Kevin C. Gallagher	63,985,081	1,049,415	115,332	5,229,592
Greg M. Graves	63,054,528	1,980,129	115,171	5,229,592
Bradley J. Henderson	64,917,425	115,213	117,190	5,229,592
Jennifer K. Hopkins	64,850,069	118,791	180,968	5,229,592
J. Mariner Kemper	63,775,281	1,276,035	98,512	5,229,592
Gordon E. Lansford, III	64,300,015	732,404	117,409	5,229,592
Margaret Lazo	64,394,190	628,823	126,815	5,229,592
Susan G. Murphy	64,848,862	131,117	169,849	5,229,592
Tamara M. Peterman	64,221,979	743,969	183,880	5,229,592
Kris A. Robbins	63,867,611	1,113,421	168,796	5,229,592
L. Joshua Sosland	63,278,847	1,755,718	115,263	5,229,592
Leroy J. Williams, Jr.	63,991,369	1,041,285	117,174	5,229,592

Based on the votes set forth above, each of the nominees was elected to serve as a director until the annual meeting in 2027.

2. Advisory vote (non-binding) on the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Votes
62,913,365	2,104,370	132,093	5,229,592

3. Ratification of the Corporate Audit Committee's engagement of KPMG LLP to serve as the Company's independent registered public accounting firm for 2026. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
69,599,877	721,858	57,685	—

4. Approval of the Amended and Restated UMB Financial Corporation Omnibus Incentive Compensation Plan. The proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
61,921,217	3,090,883	137,728	5,229,592

Item 9.01 Financial Statements and Exhibits

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION
By:	/s/ Ram Shankar
Ram Shankar Chief Financial Officer

Date: April 30, 2026